EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Frederick Pevow, Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of Gateway Energy Corporation, certify that this Annual Report on Form 10-K for the period ended December 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Gateway Energy Corporation and its subsidiaries for the periods presented.

Date:  April 8, 2013                                                        /s/ Frederick M. Pevow

                                                                                          Frederick M. Pevow

                                                                                          Chief Executive Officer

                                                                                          (Principal Executive Officer and Principal Financial Officer)